As filed with the U.S. Securities and Exchange Commission on August 30, 2024

File No. 811-07436

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	(X)
Amendment No. 80	(X)

THE DFA INVESTMENT TRUST COMPANY
(Exact Name of Registrant as Specified in Charter)

6300 Bee Cave Road, Building One
Austin, Texas 78746
(Address of Principal Executive Offices)

(512) 306-7400
(Registrant’s Telephone Number, including Area Code)
___________

Catherine L. Newell, Esq.
Dimensional Fund Advisors LP
6300 Bee Cave Road, Building One
Austin, TX 78746
(Name and Address of Agent for Service)
___________

Please Send Copies of Communications to:
Jana L. Cresswell, Esq.
Brian Crowell, Esq.
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
(215) 564-8048

This Amendment relates to each Series of the Registrant.  No other information relating to any Series of the Registrant is amended or superseded hereby.

EXPLANATORY NOTE

This Amendment No. 80 (the “Amendment”) to the Registration Statement of The DFA Investment Trust Company (the “Registrant”) on Form N-1A (File No. 811-07436) is being filed under the Investment Company Act of 1940, as amended (the “1940 Act”), to amend and supplement the Part B of the Registrant in Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”), filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 1, 2024 under the 1940 Act (Accession No. 0001137439-24-001201) (“Amendment No. 78”).

The Part A and Part B of the Registration Statement, as filed in Amendment No. 78, are incorporated herein by reference. The Amendment to the Part A and Part B of the Registration Statement, as filed in Amendment No. 79 to the Registrant’s Registration Statement, filed with the Commission on August 26, 2024 (Accession No. 0001137439-24-001328), is incorporated herein by reference.

The shares of the Registrant are not registered under the Securities Act of 1933, as amended (the “Securities Act”), because the Registrant issues its shares only in private placement transactions pursuant to available exemptions from registration under the Securities Act.

This Amendment is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act.

THE DFA INVESTMENT TRUST COMPANY

Amendment to Update the Part B of the Registration Statement

The purpose of this amendment to the currently effective Part B of The DFA Investment Trust Company (the “Trust”) is to incorporate information regarding a new disinterested Trustee appointed to the Board of Trustees of the Trust and to update information regarding the securities lending agent for certain series of the Trust. Capitalized terms not otherwise defined in this amendment have the meanings assigned to them in the Part B.

I.
Effective September 1, 2024, Stefan Nagel is added as a disinterested Trustee of the Trust.  Accordingly, effective September 1, 2024, the Board of the Trust is comprised of two interested Trustees and eight disinterested Trustees.

II.	The following information is added to the table under the heading “Disinterested Trustees” in the Part B:

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Stefan Nagel University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1973	Trustee	Since September 2024
Fama Family Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 2017); Vice President, Western Finance Association (global association of academic researchers and practitioners in finance) (since 2022). Formerly, Executive Editor, Journal of Finance (2016-2022).
				165 portfolios in 5 investment companies	Director, Center for Research in Security Prices, LLC (provider of historical data on securities prices and investable indexes) (since 2024).

III.	The second footnote to the table under the heading “Disinterested Trustees” in the Part B is deleted in its entirety and replaced with the following:

Each disinterested Trustee (excluding Stefan Nagel) currently also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor's affiliate, Dimensional Fund Advisors Canada ULC.

IV.	The following is added to the table in the Part B relating to the Trustee’s ownership of shares of the Series described in the Part B:

Information relating to the following Trustee’s ownership (including the ownership of his immediate family) in the Series of the Trust and in all registered investment companies in the DFA Fund Complex as of March 31, 2024 is set forth in the chart below.

Name	Dollar Range of Series Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Trustee in Family of Investment Companies
Disinterested Trustees:
Stefan Nagel	None	None

V.
For the fiscal year ended October 31, 2023, under the securities lending program, State Street Bank and Trust Company (“State Street”) served as the securities lending agent for those Securities Lending Series of the Trust for which it acts as custodian. Beginning on September 5, 2024, the securities lending agent responsibilities for those Securities Lending Series of the Trust for which State Street acts as custodian will be transitioned to Securities Finance Trust Company, and therefore, the “Securities Lending” section of the Part B for the applicable Series is updated accordingly.

The date of this Amendment is August 30, 2024

THE DFA INVESTMENT TRUST COMPANY
(Amendment No. 80)

PART C
OTHER INFORMATION

Item 28.	Exhibits.
	(a)	Charter.
(1)
Amended and Restated Agreement and Declaration of Trust dated June 24, 2021.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A.
Filing No.: 811-07436.
Filing Date: February 28, 2022.

(2)
Certificate of Trust dated September 11, 1992.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: March 3, 1998.

(a)
Certificate of Amendment to Certificate of Trust dated January 15, 1993.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: March 3, 1998.

	(b)	By-Laws.
(1)
Amended and Restated By-Laws dated June 24, 2021.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A.
Filing No.: 811-07436.
Filing Date: February 28, 2022.

	(c)	Instruments Defining the Rights of Security Holders.
(1) No specimen securities are issued on behalf of the Registrant.

	(2)	Relevant portion of Amended and Restated Agreement and Declaration of Trust. See Article V.
	(3)	Relevant portion of Amended and Restated By-Laws. See Article II.
(d)	Investment Advisory Contracts.
	(1)	Investment Management Agreements.
(a)
Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The U.S. Large Cap Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2017.

(b)
Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The DFA International Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2017.

(c)
Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Japanese Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2017.

(d)
Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Asia Pacific Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2017.

(e)
Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The United Kingdom Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2017.

(f)
Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Continental Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2017.

(g)
Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Canadian Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2017.

(h)
Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2017.

(i)
Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The Emerging Markets Small Cap Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2017.

(j)
Investment Management Agreement dated July 21, 2015 between the Registrant and DFA on behalf of The DFA Short Term Investment Fund.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2017.

(2)	Sub-Advisory Agreements.
(a)
Sub-Advisory Agreement among the Registrant, DFA and Australia Pty Ltd. (“DFA-Australia”) dated August 7, 1996 on behalf of The Japanese Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: August 7, 1996.

(b)
Sub-Advisory Agreement among the Registrant, DFA and Dimensional Fund Advisors Ltd. (“DFAL”) dated August 7, 1996 on behalf of The United Kingdom Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: August 7, 1996.

(c)
Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated August 7, 1996 on behalf of The Pacific Rim Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: August 7, 1996.

(i)
Amendment Number Two dated October 21, 2005 re: the reflection of the following name change:
* The Pacific Rim Small Company Series to The Asia Pacific Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A.
File No. 811-07436.
Filing Date: March 30, 2006.

(d)
Sub-Advisory Agreement among the Registrant, DFA and DFAL dated August 7, 1996 on behalf of The Continental Small Company Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: August 7, 1996.

(e)
Consulting Services Agreement between Dimensional Fund Advisors Inc. and Dimensional Fund Advisors Ltd. dated September 13, 1999 on behalf of:
* DFA International Value Series
* Emerging Markets Small Cap Series
* Emerging Markets Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2019.

(f)
Consulting Services Agreement between Dimensional Fund Advisors Inc. and DFA Australia Ltd. on behalf of:
* DFA International Value Series
* Emerging Markets Small Cap Series
* Emerging Markets Series
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2019.

(g)
Sub-Advisory Agreement among the Registrant, DFA and DFAL dated February 28, 2010 on behalf of The DFA International Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2019.

(h)
Sub-Advisory Agreement among the Registrant, DFA and DFAL dated February 28, 2010 on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.

Filing Date: February 28, 2019.
(i)
Sub-Advisory Agreement among the Registrant, DFA and DFAL dated February 28, 2010 on behalf of The Emerging Markets Small Cap Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2019.

(j)
Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated February 28, 2010 on behalf of The DFA International Value Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2019.

(k)
Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated February 28, 2010 on behalf of The Emerging Markets Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2019.

(l)
Sub-Advisory Agreement among the Registrant, DFA and DFA-Australia dated February 28, 2010 on behalf of The Emerging Markets Small Cap Series.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2019.

(e)
Underwriting Contracts.
Amended and Restated Distribution Agreement dated December 15, 2021 between the Registrant and DFA Securities Inc.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2022.

(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)	Custodian Agreements.
(1)
Custodian Agreement between the Registrant and State Street Bank and Trust Company.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2013.

(a)
Amendment to the Custodian Agreement dated June 1, 2023 re: term extension.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2024.

(2)
Global Custodial Services Agreement dated December 21, 2012 between the Registrant and Citibank, N.A.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2019.

(a)
Amendment No. 2 re: Extended Term.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2019.

(b)
Form of Amendment re: Interfund Lending Program.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2019.

		(c)	Supplement re: China Connect Securities. Incorporated herein by reference to: Filing: Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A. File No.: 811-07436.

Filing Date: February 28, 2020.
(d)
Amendment re: Extended Term.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2023.

(3)
Global Custodial Services Agreement dated December 30, 2009 between the Registrant, on behalf of The DFA Short Term Investment Fund, and Citibank, N.A.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A.
File No.:  811-07436.
Filing Date: February 28, 2011.

(h)	Other Material Contracts.
(1)
Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2013.

(a)
Amendment No. 1 re: the addition of “FAN” services.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2019.

(b)
Amendment dated December 23, 2021 re: “SVI” review services.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A.
File No. 811-07436.
Filing Date: February 28, 2023.

		(c)	Amendment to and Assignment of Transfer Agency and Service Agreement. Incorporated herein by reference to: Filing: Post-Effective Amendment No. 77 to the Registrant’s

Registration Statement on Form N-1A. File No.: 811-07436. Filing Date: February 28, 2024.
(2)
Administration Agreement between the Registrant and State Street Bank and Trust Company.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2013.

(a)
Amendment dated November 13, 2018 re:  Liquidity Risk Measurement Services.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2019.

(b)
Amendment dated June 1, 2023 to the U.S. Mutual Funds Administration Agreement.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2024.

(3)
Amended and Restated Master Services Agreement dated July 13, 2016 between the Registrant, on behalf of The DFA Short Term Investment Fund, and Citi Fund Services Ohio, Inc.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: October 3, 2016.

(a)
Amendment dated April 11, 2018 re: Form N-CEN and N-Q Services.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2019.

(4)
Transfer Agency Services Agreement dated July 12, 2016 between the Registrant, on behalf of the DFA Short Term Investment Fund, and FIS Investor Services LLC.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: October 3, 2016.

(5)
Form of Rule 12d1-4 Fund of Funds Investment Agreement.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2022.

(i)	Legal Opinion. Not applicable.
(j)	Other Opinions. Not applicable.
(k)	Omitted Financial Statements. Not applicable.
(l)	Initial Capital Agreements. Not applicable.
(m)	Rule 12b-1 Plan. Not applicable.
(n)	Rule 18f-3 Plan. Not Applicable.
(o)	Power-of-Attorney.
(1)
On behalf of the Registrant, Power-of-Attorney effective as of December 31, 2023, appointing Catherine L. Newell, Valerie A. Brown, Jeff J. Jeon, Gerard K. O’Reilly, David P. Butler, Carolyn L. O, Lisa M. Dallmer, Jan Miller and Ryan P. Buechner as attorneys-in-fact to Reena Aggarwal, David P. Butler, Lisa M. Dallmer, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Jan Miller, Catherine L. Newell, Gerard K. O’Reilly, Abbie J. Smith, Heather E. Tookes, and Ingrid M. Werner.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 77 to the Registrant’s Registration
Statement on Form N-1A.

File No.: 811-07436. Filing Date: February 28, 2024.
(2)
Certified Resolution Regarding Power of Attorney.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2024.

(p)
Code of Ethics.
Code of Ethics of Registrant, Advisor and Underwriter.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 77 to the Registrant’s Registration
Statement on Form N-1A.
File No.: 811-07436.
Filing Date: February 28, 2024.

Item 29.
Persons Controlled by or under Common Control with Registrant.
If an investor beneficially owns more than 25% of the outstanding voting securities of a feeder fund that invests all of its investable assets in a Series of the Trust, then the feeder fund and its corresponding Series may be deemed to be under the common control of such investor.  Accordingly, certain feeder portfolios of DFA Investment Dimensions Group (“DFAIDG”) and Dimensional Investment Group (“DIG”), both Maryland corporations and registered investment companies, may be deemed to be under common control with their corresponding Series of the Trust.  As of January 31, 2024, no person beneficially owned more than 25% of the outstanding voting securities of a feeder portfolio that controlled a Series of the Trust.

Item 30.
Indemnification.
Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust which are incorporated herein by reference.
Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”
Item 31.
Business and Other Connections of Investment Adviser.
Dimensional Fund Advisors LP, the investment manager for the Registrant, is also the investment manager for four other registered open-end investment companies, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund, Dimensional Investment Group Inc. and Dimensional ETF Trust.   The Advisor also serves as sub-advisor for certain other registered investment companies.  For additional information, please see “Management of the Trust” in PART A and “Management of the Registrant” in PART B of this Registration Statement.  Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor’s Form ADV filed with the Commission (File No. 801-16283), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32.	Principal Underwriters.
(a)
DFA Securities LLC (“DFAS”) is the principal underwriter for the Registrant.  DFAS also serves as principal underwriter for DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund and Dimensional ETF Trust.

(b) The following table sets forth information as to the Distributor’s Officers, Partners and Control Persons. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Valerie A. Brown	Vice President and Assistant Secretary	Vice President and Assistant Secretary
Ryan P. Buechner	Vice President	Vice President and Assistant Secretary
David P. Butler	Co-Chief Executive Officer	Co-Chief Executive Officer and Trustee
Stephen A. Clark	Executive Vice President	Executive Vice President
Lisa M. Dallmer	Executive Vice President and Chief Operating Officer	Chief Operating Officer
Bernard J. Grzelak	Vice President, Chief Financial Officer, and Treasurer	Vice President
Jeff J. Jeon	Vice President	Vice President
Joy L. Lopez	Vice President	Vice President and Assistant Treasurer
Kenneth M. Manell	Vice President	Vice President
Jan Miller	Vice President	Vice President, Chief Financial Officer and Treasurer
Catherine L. Newell	Executive Vice President, Secretary and General Counsel	President and General Counsel
Selwyn J. Notelovitz	Vice President and Chief Compliance Officer	Vice President
Carolyn L. O	Vice President	Vice President and Secretary
Randy C. Olson	Vice President	Chief Compliance Officer
Gerard K. O'Reilly	Co-Chief Executive Officer and Co-Chief Investment Officer	Co-Chief Executive Officer, Co-Chief Investment Officer, Chairman and Trustee
Savina B. Rizova	Co-Chief Investment Officer	Co-Chief Investment Officer
James J. Taylor	Vice President	Vice President and Assistant Treasurer

David G. Booth	Chairman	Not applicable
Dimensional Fund Advisors LP	Sole Member	Not Applicable

	(c)	Not applicable.
Item 33.	Location of Accounts and Records. The accounts and records of the Registrant will be located at the office of the Registrant and at additional locations, as follows:
		Name	Address
		The DFA Investment Trust Company State Street Bank and Trust Company Citibank, N.A.	6300 Bee Cave Road, Building One Austin, TX 78746 1 Lincoln Street Boston, MA 02111 111 Wall Street New York, New York 10005
The accounts and records of the DFA Short Term Investment Fund, a series of the Registrant, will be located at the additional location, as follows:
		Name	Address
		FIS Investor Services LLC	4249 Easton Way, Suite 400 Columbus, Ohio 43219
Item 34.	Management Services. There are no management-related service contracts not discussed in Part A or Part B.
Item 35.	Undertakings.
	(a)		The Registrant undertakes to furnish each person to whom this Post-Effective Amendment is delivered a copy of its latest annual report to shareholders, upon request and without charge.
(b)
The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per centum of the Registrant’s outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

SIGNATURE

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 80 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, the State of Texas, as of the 30th day of August, 2024.

THE DFA INVESTMENT TRUST COMPANY
(Registrant)

By:  /s/ Ryan P. Buechner
Ryan P. Buechner
(Attorney-in- Fact to Registrant
pursuant to a Power of Attorney)
Vice President
(Signature and Title)

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